UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

August 27, 2026

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GAP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

On August 27, 2026, The Gap, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing the Company’s earnings for the second quarter of fiscal 2026 ended August 1, 2026. A copy of the Earnings Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2026, the Company issued a press release (the “Transition Press Release”) announcing that Horacio “Haio” Barbeito will be stepping down from his role as President and Chief Executive Officer of Old Navy, effective November 2, 2026. Mr. Barbeito will be eligible for separation benefits based on his separation in accordance with the terms of the Company's Senior Executive Severance Plan, which was previously filed with the Securities and Exchange Commission. Mr. Barbeito will continue to serve as an Executive Advisor to the Company through January 30, 2027.

Item 7.01 Regulation FD Disclosure.

The Transition Press Release also announced the appointment of Michael Francis as President and Chief Executive Officer of Old Navy to succeed Mr. Barbeito. Mr. Francis currently serves as Chief Customer Officer, Old Navy and Head of Marketing Shared Services, Gap Inc., and will begin his new role on November 2, 2026. A copy of the Transition Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated August 27, 2026 announcing the Company’s earnings for the first quarter ended August 1, 2026

99.2	Press Release dated August 27, 2026 announcing leadership transition at Old Navy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: August 27, 2026	By:	/s/ Katrina O’Connell
Katrina O’Connell
Executive Vice President and
Chief Financial Officer